Exhibit 10.3.2

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: A

Page 1 of 3

| 2. AMENDMENT/MODIFICATION NO. | 3. EFFECTIVE DATE | 4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. *(If applicable)* |
|---|---|---|---|
| 0028 | 03/01/2007 | | |

6. ISSUED BY CODE 00001
FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

7. ADMINISTERED BY *(If other than Item 6)* CODE

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*

Neustar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166

CODE * FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

(X) 10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

(X) 10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning _______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

| CHECK ONE | |
|---|---|
| | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. |
| | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). |
| | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: |
| ✓ | D. OTHER *(Specify type of modification and authority)* FAR 1.6, "Authority of the Contracting Officer" |

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return _____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to accept and incorporate Change Order Proposal (COP) Number 51 into the contract. COP #51 is accepted at a cost of $26,184.00. A copy of the COP is attached. Funding will be via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. NAME AND TITLE OF SIGNER *(Type or print)* | | 16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Anthony Wimbush | |
|---|---|---|---|
| 15B. CONTRACTOR/OFFEROR<br>_______________<br>*(Signature of person authorized to sign)* | 15C. DATE SIGNED | 16B. United States of America<br>BY Anthony S. Wimbush<br>*(Signature of Contracting Officer)* | 16C. DATE SIGNED<br>03/01/2007 |

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

Line ltem Document Number Title Page
Summary CONOlOOOOl6/0028Pooling Administrator -Neustar 2 of 3 Line Item Delivery Date Unit of
Number Description (Start date to End date) Quantity Issue Unit Price Total Cost
Questions may be addressed to Tony Wmbush@anthony. wimbush@fcc.gov.
No Charged Line Item Fields
Previous Total;
Modification Total: Grand Total:

Title Document Number Page
Pooling Administrator -Neustar CON01000016/0028 3 of 3
Shipping Addresses [Code Detail —— — 0001 Org: FCC Warehouse
Addr: 9300 E. Hampton Drive
Capital Heights MD 20743 Attn: No Contacts Identified Phone: ( ) - ext. Fax: ( ) — ext.
Invoice Addresses Code Detail 0001 Org: FCC/Accounts Processing Branch
Addr: Financial Operations Division 445 12th St., SW
Washington DC 20554 Attn: No Contacts Identified Phone: ( ) — ext Fax: ( ) — ext

National Pooling Administration
Change Order Proposal #51
(Issue 506: Update TBPAG Appendix 2 per LNPA WG Request
Regarding Unusable Blocks)
January 25, 2007

NeuStar, Inc.	46000 Center Oak Plaza Sterling VA, 20166

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

Table of Contents

1	Introduction	3
2	Industry Numbering Committee (INC)Proposed Changes	4
3	The Proposal	8
4	Assumptions and Risks	11
5	Cost	11
6	Conclusion	11
	Appendix A

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-ii-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, NeuStar, as the National Pooling Administrator (PA), hereby submits this Change Order Proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Attachment B, Section C of the Thousands-Block Pooling Contractor Technical Requirements, dated November 30, 2000, Sections 2.5 through 2.5.4, which read as follows:
2.5 Changes in the Environment
The FCC may issue rules, requirements, or policy directives in the future, which may increase, decrease or otherwise modify the functions to be performed by the contractor. The contractor is additionally subject to the provisions of the changes clause in Section I.
2.5.1 Process
Accordingly, after a contractor is selected, the FCC, the NANC and/or the INC may establish NANP numbering resource plans, administrative directives, assignment guidelines (including modifications to existing assignment guidelines), and procedures that may have an effect on the functions performed by the contractor.
2.5.2 Changes
The contractor shall review changes when numbering resource plans, administrative directives, assignment guidelines, and procedures are initiated or modified to determine if there is any impact on the functions that they must perform.
2.5.3 Notifications
The contractor shall then, within a period of not more than 30 calendar days from said event (e.g., the date INC places an issue into Final Closure), provide the Contracting Officer, state PUCs, and the NANC with written notice regarding these changes and summarize the potential impact of the changes upon service and cost, if any.
2.5.4 Roles
The NANC shall review the notice and provide a recommendation to the FCC regarding the effect of the contractor’s notice and supporting documentation.
The contractor shall comply with state regulatory decisions, rules and orders with respect to pooling, as applicable, as long as they are not in conflict with FCC decisions, orders, and rules and are within state jurisdiction.

1 FCC Contract Number CON01000016

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-3-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

This document provides the information required by the contract, such as identifying the new requirements of the expanded scope of work as a result of the Industry Numbering Committee’s (INC) disposition of Issue 506 by offering our proposed solution, and addressing its cost, risks, and assumptions.
2 Industry Numbering Committee (INC) Proposed Changes
On January 5, 2007, INC placed issue 506 into Final Closure. As a result of the resolution of INC Issue 506, text changes were made to sections 7.2.5 and 7.2.7 of the TBPAG and fields on the Appendix 2 form were either changed or added.
Issue 506: Update TBPAG Appendix 2 per LNPA WG Request Regarding Unusable Blocks
The official INC issue statement is stated below and can also be found on the ATIS website (www.atis.org):
A) ISSUE STATEMENT
The LNPA WG notes that currently, carriers are receiving blocks in which necessary Intra Service Provider ports have not been completed by the donor provider prior to being donated to the pool. These blocks should be considered unusable due to the issues and rippling effects caused when the receiving service provider begins to assign customers out of the thousands block.
They go on to note that the receiving service provider begins to assign numbers in the block, which may result in dual assignment where an existing customer of the donor service provider has the same number as a newly assigned customer of the receiving service provider. Calls are either routed to the donor provider’s customer or the receiving provider’s customer, depending on the switch where the call originated, so that neither customer is receiving all of their calls. Incorrect voicemail routing will similarly occur causing one customer to receive the messages meant for the other.
They also note that both the receiving service provider and the donor service provider will likely receive trouble reports from their respective customers. There is also the impact of delay to market if a new block has to be ordered to meet customer demand in a particular geographic area.
B) FOLLOWING RESOLUTION FROM INC
Text changes were made to the TBPAG, Sections 7.2.5 and 7.2.7 and to the TBPAG Appendix 2 Thousands-Block Donation Form as noted below:
7.2.5 Block Donation Identification Date

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-4-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

SPs will use the Appendix 2 form to identify all thousands-blocks that will be donated to the industry inventory pool. An SP should use the Other Information section if block(s) donated have any special status or treatment (e.g., restricted use, chatline, etc.).
SPs may retain a thousands-block if they can demonstrate that:
a)	the thousands-blocks are required to meet the SP’s 6-month projected forecast beyond the Pool Start/Allocation Date, or

b)	there are technical reasons which justify retaining the thousand-blocks such as TNs that are assigned to non-portable services (e.g. packet switched service), or

c)	this is their initial block, or “footprint” block, even if the thousands-block is less than ten percent contaminated[2].
Subsequent to the Block Donation Identification date, but prior to the Block Donation date, the SP may discover an error on Appendix 2 that was submitted to the PA. If so, the SP should contact the PA and indicate the necessary correction.
It is imperative that SPs complete their intraSP ports (ISPs) before the Block Donation Date. If intraSP ports in the NPAC are not completed and a donated contaminated block is assigned, there may be service disruptions including double assignments, for those contaminated TNs.
On the Appendix 2 Thousands-Block Donation Form there is a field for SPs to confirm that IntraSP ports have been completed. In completing the “Have All IntraSP Ports Been Completed?” field for each block to be donated. SPs must identify those ports as complete “Y” or not yet completed “N.”
Blocks may be donated with a “N” in this field only on or before the Block Donation Identification Date during initial pool establishment.
If a block is initially donated with “N” in this field, the Appendix 2 form must be updated and resubmitted confirming the completion of the ISP(s) on or before the Block Donation Date. If the “N” is not updated to a “Y” indicating completion of the ISP(s) on or before the Block Donation Date, those donations will be rejected by the PA and a new Appendix 2 form must be submitted for the rejected blocks.
Once the Block Donation Date has passed, ISP(s) must be completed before an Appendix 2 form is submitted to the PA.
7.2.7 Block Donation Date
SPs are required to donate protected thousands-blocks (see Section 7.2.4) at the Block Donation Date. SPs should not donate any thousands-blocks that will be required to maintain their inventory for 6 months beyond the Pool

2 FCC 00-104 ¶191

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-5-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

Start/Allocation Date. Thousands-blocks donated by SPs to the PA to initialize the industry inventory pool will be summarized by the PA, per NPA. The PA will provide this summarized data3 to Telcordia™ Routing Administration (TRA), in a format agreed upon between the PA and TRA after the Block Donation Date and prior to Pool Start/Allocation Date that takes into consideration a time frame requirement for the PA to compile the data. This data should be provided within 2 business days.
It is imperative that SPs complete their intraSP ports(ISPs) before the Block Donation Date. If ISPs in the NPAC are not completed and a donated contaminated block is assigned, there may be service disruptions including double assignments, for those contaminated TNs.
As noted above, on the Appendix 2 form there is a field for SPs to confirm that ISPs have been completed. In completing the “Have All IntraSP Ports Been Completed?” field for each block to be donated SPs must identify those ports as complete “Y” or not yet completed “N.”
Blocks may be donated with a “N” in this field only on or before the Block Donation Identification Date during initial pool establishment.
If a block is initially donated with “N” in this field, the Appendix 2 form must be updated and resubmitted confirming the completion of the ISP(s) on or before the Block Donation Date. If the “N” is not updated to a “Y” indicating completion of the ISP(s) on or before the Block Donation Date, those donations will be rejected by the PA and a new Appendix 2 form must be submitted for the rejected blocks.
Once the Block Donation Date has passed, ISP(s)) must be completed before an Appendix 2 form is submitted to the PA.
After the Block Donation Date:
•	ISP(s) must be completed before an Appendix 2 form is submitted to the PA.

•	If block donations are submitted using Appendix 2 via PAS, the PA shall process the donation within 7 calendar days. If donations are submitted by any other method, the PA has an additional two business days for processing.

•	For any donations from a non-pooled NXX, the AOCN is responsible for entering its specified routing and rating information for those retained thousands-blocks.

[3]	From this data, the identification of thousands-blocks that have been retained by the Code Holders can be determined. TRA will then initialize the data for the retained thousands-blocks in BIRRDS resulting in creation of the BCD/NXD records. Within this process, the LERG Assignee is the CO Code Holder donating the thousands-blocks. All appropriate data associated with the CO Code Holder will be used to build the BCD/NXD records for those thousands-blocks retained by the SP. The Effective Date for all thousands-block(s) retained by the LERG Assignee will be the same as the Block Donation Date.

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-6-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

The retained thousands-block will not appear in the LERG Routing Guide until the AOCN has performed this task.
•	For any subsequent donations of previously retained blocks from a pooled NXX, the block(s) to be donated must be disconnected by the AOCN in BIRRDS before donation. An SP should use the Other Information section in Appendix 2 if block(s) donated have any special status or treatment, e.g., restricted use, chatline, etc.
Prior to donating the thousands-block(s)/NXX code(s) to the industry inventory pool, SPs must confirm that:
a)	all unavailable TNs within contaminated thousands-b!ock(s)/NXX(s) have been intra-service provider ported;

b)	the associated NPA/NXX is currently available for call routing and is flagged as LNP capable in the LERG Routing Guide and the NPAC, and the NPA-NXX query triggers are applied in all switches and reflected in the appropriate network databases (e.g., STP routing tables);

c)	the NXX-assigned switch is currently LNP-capable and will process terminating traffic appropriately;

d)	interconnection facilities have been established between the NXX-assigned switch and other interconnecting networks;

e)	an SP should use the Other Information section if block(s) donated have any special status or treatment (e.g., restricted use, chatline, etc.).
The interval between the Block Donation Identification Date and the Block Donation Date will be determined by industry consensus. However, in no case will the interval be less than 30 calendar days.
Subsequent to the Block Donation date, the SP may need to retrieve a block they had previously donated to the pool. Likely reasons could be errors in reported block contamination levels, assignments made after block protection, customer request, etc. Via e-mail with the PA, the SP may exchange its own blocks. If this cannot be accommodated, then the SP must apply for the block via a Part 1A. In the case where the SP needs one of its own blocks back, but cannot meet the MTE/utilization, the PA may agree to hold the block until requirements are met, or the SP may seek appropriate regulatory intervention.
If a pending LNP port exists for an unavailable TN(s) within a contaminated thousands-block that is being donated, the two SPs involved in the LNP port must work cooperatively to resolve the pending port. This process could be accomplished by having the recipient SP of the LNP port, cancel the pending LNP port so that the donating SP can perform the intra-SP port for thousands-block donation purposes. Afterwards, the recipient SP of the LNP port would

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-7-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

then re-establish the pending LNP port. Another alternative would be to have the SPs involved attempt to advance the pending LNP port through contact with the NPAC.
The quantity of pending LNP ports (not intra-SP ports) that must be addressed should be considered by the industry when establishing the overall schedule for thousands-block donation. A large quantity of pending LNP ports may require a longer interval between the Block Donation Identification Date and Block Donation Date. This information may not be available at the First Implementation Meeting.
Failure to address all pending ports at the time of thousands-block donation will result in a rejection of the NPAC activation when that thousands-block is subsequently allocated to an SP following industry inventory pool establishment. See Section 8.3.8
See Attachment 1, Appendix 2 Donation Form.
3 The Proposal
NeuStar’s National Pooling Administrator has reviewed INC issue 506 from both the operational and technical perspectives. The proposal set forth below will conform to the changes in the INC guidelines while meeting the requirements of the industry in a cost-effective and efficient manner.
Solution
Currently, the TBPAG requires a carrier to perform intra-service provider ports (ISPPs) of any active numbers in a contaminated block before the block is donated to the pooling inventory. However, service providers do not always perform this task, and there is no way for the Pooling Administrator to recognize that the ports have not been performed. When the block is assigned, and the receiving carrier begins to assign numbers out of the block to end-users, service-affecting issues can occur. In an attempt to address this issue, remind carriers that the function must be completed, and alleviate many of the attendant problems, the industry has implemented additional guidelines for donations that include removing some existing fields from, and also adding new fields to the Thousands-Block Donation Form: Appendix 2. The new fields will need to be completed by the donating carrier at the time it submits a donation.
The new guidelines also require that the PA monitor donations for newly established pools (at the rate center level) and conditionally accept donations where ISPPs have not been completed, but later reject those donations if they have not been updated to show the completion of the ISPPs on or before the Block Donation Date for the new pool.
Appendix 2 Modifications
To satisfy the requirements of the amended Thousands-Block Donation Form: Appendix 2, (attached as Appendix A) the form in PAS will be modified as follows:

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-8-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

•	The field currently tided “X” will change to “Block (0 – 9)”.

•	The field currently titled “Rate Center” will change to “Rate Center of NXX”.

•	The field currently titled “OCN” will be change to “OCN of SP”.

•	The following new fields will be added: “If Contaminated, How Many TNs Are Not Available for Assignment?”, “Have All Intra SP Ports Been Completed? (Y/N)” and “Has the Block Been Protected from Further Assignment? (Y/N) ”.

•	The field currently titled “AOCN” will be deleted.

•	The following new certification statement will be added, “I hereby certify that the above information is true and accurate to the best of my knowledge and that this donation form has been prepared in accordance with the “Thousands-Block Pooling Administration Guidelines — ATIS-0300066.”

•	The legend will be replaced with the modified legend from the new attached Appendix 2 form.
Tracking Number
Upon successful submission for any new donations, PAS will provide the user with a unique tracking number composed of: NPA-rate center-state abbreviation-XXXXXX.
New Rate Area Pools
For any new rate area pools, PAS will be modified to accept donations on or before the Block Donation Identification Date for blocks where the intra-SP ports have not been completed. These blocks will be classified as “conditional” blocks. These “conditional” blocks will appear on the Blocks Available Report in black, and will also be considered in the pool replenishment analysis; however they will not be available for assignment. In addition, a new tool called “Modify Conditional Donations” will be added to the SP user’s tool bar, which will allow the SP to modify “Have All Intra SP Ports Been Completed? (Y/N)” for cases where the SP previously indicated “No” on its donation. Upon making the modification, the SP can re-submit the donation prior to the Block Donation Date.
If the service provider does not resubmit the donation by the Block Donation Date indicating that the intra-SP ports have been completed, the donation will be rejected and the conditional block will be removed from the Blocks Available Report.
Donation Report
The Donation Report will be modified in PAS to include the following new column titles: “Tracking #”, “If Contaminated, How Many TNs Are Not Available for Assignment?”, “Have All Intra SP Ports Been Completed? (Y/N)” and “Has the Block Been Protected from Further Assignment? (Y/N)”. The “AOCN” column will be removed. The Donation Report will now include conditional donations and rejected donations. In addition, a new query/search field will be added, which will allow the user to search for donations by the status of “Effective,”

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-9-

Nat’l PAS — Change Order #51 (INC Issue 506)	January 25, 2007

“Received,” “Rejected,” or “Conditional”; either in conjunction with, or separate from, NPA and/or OCN.
PA Tools
The following items will be added to PAS to assist the pooling administrators in processing donations based on the new requirements outlined in the TBPAG:
•	A new tool will be provided for each pooling administrator to monitor and track Block Donation Identification Dates and Block Donation Dates for newly added rate centers in order to be able to process donations according to the new requirements for conditional acceptance of donations.

•	Additional validations will be added to PAS based on the three new fields added to the form, “If Contaminated, How Many TNs Are Not Available for Assignment?”, “Have All Intra SP Ports Been Completed? (Y/N)” and “Has the Block Been Protected from Further Assignment? (Y/N)”.
o	Prior to the Block Identification Date, if the block is over 10% contaminated and/or not protected from further assignment, then PAS will force the PA to reject the donation.

o	After the Block Identification Date, if the block is over 10% contaminated, and/or the Intra SP ports have not been completed, and/or not protected from further assignment, then PAS will force the PA to reject the donation.
•	A new “Process Updated Donation” work item will be created to notify each pooling administrator that the SP has resubmitted a conditional donation. The pooling administrator will process the donation, and if all of the validations are met, the block will be made available for assignment and will appear in blue on the Blocks Available Report.

•	A new “Reprocess Conditional Donation” work item will be created one day after the Block Donation Date to notify each pooling administrator that the SP has not changed the status of “No” in the “Have All Intra-SP Ports Been Completed?” field. The pooling administrator will reject the donation, the block will be removed from the Blocks Available Report and the status of the block will be changed to “Retained.”

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-10-

Nat’1 PAS — Change Order #51 (INC issue 506)	January 25, 2007

4 Assumptions and Risks
Part of the Pooling Administrator’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This change order affects both the system and our day-to-day operations.
Each pooling administrator will need to take additional steps and time to ensure that donations are accepted or rejected in a timely manner based upon when the donation has been received. In addition, each pooling administrator will have to reject donations that have not been updated by the Block Donation Date.
5 Cost
As with any change order proposal, we also considered the associated costs that would potentially be incurred in implementing the proposed solution. These costs include the resources required to complete the milestones on a timeline for implementing the processes and system delineated in this change order. The timeline includes preparation, proper documentation updates, development, testing, monitoring, and execution of the solution.
The cost to implement our proposed solution would be $26,184.00., which does not include any charge for the operational impact.
6 Conclusion
In conclusion, the Pooling Administrator offers a viable solution that meets the needs of INC issue 506 and is in accordance with our contract terms. Therefore, we request that the FCC review and approve this change order.

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-11-

Nat’l PAS—Change Order #51 (INC Issue 506)	January 25, 2007

Appendix A

© NeuStar, Inc. 2007	NeuStar Proprietary and Confidential	-12-

# AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

| 1. CONTRACT ID CODE | PAGE 1 OF PAGES 1 |
|---|---|

| 2. AMENDMENT/MODIFICAITON NO. | 3. EFFECTIVE DATE | 4. REQUISITION/PURCHASE REQ. NO. | 5. PROJECT NO. (If applicble) |
|---|---|---|---|
| 0029 | 03/15/06 | | |

| 6. ISSUED BY CODE | 7. ADMINISTERED BY (If other than Item 6) CODE |
|---|---|
| FCC/Contracts and Purchasing Center<br>445 12th Street., SW<br>Washington, DC 20554 | |

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

Neustar, Inc.
4600 Center Oak Plaza
Sterling, VA 20166

CODE | FACILITY CODE

| (X) | |
|---|---|
| | 9A. AMENDMENT OF SOLICIATION NO. |
| | 9B. DATED (SEE ITEM 11) |
| x | 10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016 |
| | 10B. DATED (SEE ITEM 11) 06/15/01 |

## 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required)

No Funding Information

## 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

| CHECK ONE | |
|---|---|
| | A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. |
| | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). |
| x | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-9, Option to Extend the Term of the Contract |
| x | D. OTHER (Specify type of modification and authority) FAR 1.6, Authority of the Contracting Officer |

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this unilaterally executed modification is to exercise Option Period 4d. The period of performance is hereby extended from March 15, 2007 through April 14, 2007. Funding in the amount of $296,419.31 is funded via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Co.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

| 15A. NAME AND TITLE OF SIGNER (Type or print) | | 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) | |
|---|---|---|---|
| UNILATERAL MODIFICATION | | Anthony S. Wimbush | |
| 15B. CONTRACTOR/OFFEROR | 15C. DATE SIGNED | 16B. UNITED STATES OF AMERICA | 16C. DATE SIGNED |
| (Signature of person authorized to sign) | | Anthony S. Wimbush<br>(Signature of Contracting Officer) | 03/09/07 |

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243
Page { AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 } . CONTRACT ID CODE A } 1 of 4 —— —— —— 2. AMENDMENT/MODIFICATION NO. 0030 } 3. EFFECTIVE DATE 04/15/2007 } 4. REQUISITION/PURCHASE REQ. NO, } 5. PROJECT NO. (If applicable) } —— —— —— —— 6. ISSUED BY C } FCC /Contracts and Purchasing Center 445 12th St.. SW, Washington. DC } 20554 } ODE 00001 } 7. ADMINISTERED BY (if other than Item 6) CODE } —
8, NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code) } 9A. AMENDMENT OF SOLICITATION NO. } —— { Neustar, Inc. } 9B. DATED (SEE ITEM 11) } —— { 46000 Center Oak Plaza Sterling. VA 20166 } (X) 10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016 } —— —— (X) 10B. DATED (SEE ITEM 13) } CODE FACILITY CODE } —— { 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS } —— 4. The hour and date specified for receipt of Offers is extended, is not extended } { 1 The above numbered solicitation is amended as } our and date specified in the solicitation or as amended, by one of the following methods: } { Offers must acknowledge receipt of this amend } i of the amendment; (b) By acknowledging receipt of this amendment on each copy ot the offer } { (a) By completing Items 8 and 15. and retumlnj submitted; or (c) By } eference to the solicitation and amendment numbers. FSAILURE OF YOUR ACKNOWLEDGMENT } { separate letter or telegram TO BE RECEIVED AT THE PLACE DESIGN IN } set forth in Item ECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT } { REJECTION OF YOUR OFFER. If by virtue letter. provided each telegram } ment prior to that it you desire to change an offer already submitted, such change may be made by teiegram or } { or letter makes n } Copied! (citation and this amendment, and is received prior to the openinq hour and date scarified } —— which includes a TED FOR THE RE ofthisamendme iference to the so —— 12. ACCOUNTING AND APPROPRIATION DATA (If required) } No Funding Information } —— { 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. } —— CHECK ONE A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. } —— —— B THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). } —— C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANTTO AUTHORITY OF: 43.103(a)(3), Mutual Agreement; FAR 1.6, Authority of the Contracting Officer } —— D. OTHER (Specify type of modification and authority) } —— E. IMPORTANT: Contractor | | is not, J X | |, required to sign this document and return 1 copies to the issuing office } —— 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible) The purpose of this contract modification is to extend the period of performance. Accordingly: } 1. This modification incorporates NeuStar. Inc.’s proposal dated April 3, 2007. } 2. The period of performace for Option Year 4 is hereby extended from April 15, 2007 through July 14. 2007 with two (2) one (1) month Optional Periods } and iS Costed as follows: } a. Option Period 4 extension {04/15/07 • 07/14/07): $878,008.14 {$292,669.38 per month)- } b. Opdons 4e (07/15/07 — 08/14/07) and 4d (08/15/07 — 09/14/07). if exercised: $585,338 76 ($292 669 38 each): } c. Funding continues via NANPA and wilt be paid by FCC Billing & Collection Agent, Welch & Company. } (Continued on Page 4) .Except as provided herein, all terms and conditions of the document referenced In Item SA or 10A. as heretofore changed, rema ins unchanosd and in full tor™ effect } —
| | | | | | | | | | Putnam 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Anthony Wimbush —— — Putnam, 0 13:53:1 15C. DATE SIGNED 16B. United States of America 16C DATE SlfiMFD 3
Amy L.ptyvu [Otyna Date: 2007.04.1 BY — ruin i authorized to sign) (Signature of Contracting Officer) 04/10/2007 —— —— — NSN iRD FORM 30 (REV 1083) 7540.01-PREVIOUS EO ibedbyGSAFAR[48CFR| UNUSABLE 52-8070 ITION STANDA Prescr 53243

| Line Item Summary | Document Number | Title | Page |
|---|---|---|---|
| | CON01000016/0030 | Pooling Administrator - Neustar | 2 of 4 |

| Line Item Number | Description | Delivery Date (Start date to End date) | Quantity | Unit of Issue | Unit Price | Total Cost |
|---|---|---|---|---|---|---|

*Questions may be addressed to Tony Wimbush @anthony.wimbush@fcc.gov.*

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Title Document Number Page Address Detail Pooling Administrator — Neustar CON01000016/0030 3 of 4 —— —— —— — Shipping Addresses — Code Detail — 0001 Org: FCC Warehouse Addr: 9300 E. Hampton Drive Capital Heights MD 20743 Attn: No Contacts Identified Phone: ( ) — ext. Fax: ( ) — ext. — Invoice Addresses ¦ — Code Detail — 0001 Org: FCC /Accounts Processing Branch Addr: Financial Operations Division 445 12th St., SW Washington DC 20554 Attn: No Contacts Identified Phone: ( ) — ext. Fax: ( ) — ext. —

          Contract No. CON01000016
          Modification No. Thirty (30)

1. FAR Clause 52.217-9, Option to Extend the Term of the Contract, is hereby incorporated for the Option Periods and reads as follows:
52.217-9 Option to Extend the Term of the Contract (Mar 2000)
(a) The Government may extend the term of this contract by written notice to the Contractor within five (5) business days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least seven (7) business days before the contract expires. The preliminary notice does not commit the Government to an extension.
(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.
(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) months.